UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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CARDIOTECH INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, MA 01887
http://www.cardiotech-inc.com
general-info@cardiotech-inc.com

August 11, 2005

To the Stockholders of CardioTech International, Inc.:

      CardioTech International, Inc. (the "Company") is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. (EST) Thursday September 29, 2005 at the office of the Company located at 229 Andover Street, Wilmington, MA 01887. Ordinary annual meeting business will be transacted at the Meeting, including the election of two directors.

Please review the Company's enclosed Proxy Statement and Annual Report on Form 10-KSB carefully. If you have any questions regarding this material, please do not hesitate to call me at (978) 657-0075

Sincerely yours,

Michael Szycher, Ph.D., MBA
Chairman and
Chief Executive Officer
CardioTech International, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.


CARDIOTECH INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
229 Andover Street
Wilmington, MA 01887

To be held on September 29, 2005

      The Annual Meeting of Stockholders (the "Meeting") of CardioTech International, Inc. (the "Company") will be held Thursday September 29, 2005, at 10:00 a.m. (EST) at the office of the Company located at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

1.	To elect two (2) directors to hold office until their successors shall be elected and shall have qualified;

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board has fixed the close of business on August 1, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.

      Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Meeting even though you previously submitted a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS
CARDIOTECH INTERNATIONAL, INC.

Michael Adams
Clerk

Wilmington, Massachusetts
August 11, 2005


CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, Massachusetts 01887
(978) 657-0075
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF STOCKHOLDERS

to be held September 29, 2005

INTRODUCTION

The Annual Meeting of Stockholders

      This proxy statement (the "Proxy Statement") is being furnished to holders of shares of common stock, $.01 par value (the "Common Stock") of CardioTech International, Inc., a Massachusetts corporation ("CardioTech" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the office of the Company located 229 Andover Street, Wilmington, MA 01887 on September 29, 2005 at 10:00 a.m. (EST), and at any adjournment or adjournments thereof.

Matters to be Considered at the Meeting

      At the Meeting, Stockholders will be acting upon the following matters: (i) to elect two (2) directors to hold office until their successors shall be elected and shall have been duly qualified and (ii) to transact such other business as may properly come before the meeting or any adjournment thereof.

Recommendations of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS ADOPTION OF ALL THE MATTERS TO BE SUBMITTED TO THE STOCKHOLDERS AT THE MEETING.

Beneficial Ownership of Securities and Voting Rights

      As of the close of business on August 1, 2005, the record date for the Meeting, there were outstanding 19,256,489 shares of Common Stock. The Company has no other shares of capital stock issued and outstanding. For more information about the Company's authorized and outstanding capital stock, see "Principal Stockholders."

Proxies; Votes Required

      A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Clerk of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in favor of (i) the election of the nominees for director listed herein, and (ii) with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies.

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      Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals. The expected date of the first mailing of this proxy statement and the enclosed proxy is estimated to be August 11, 2005.

      This proxy is solicited by the Board of Directors of CardioTech International, Inc. and will be voted as directed. If no choice is indicated, it will be voted "FOR" all items and in the discretion of the proxies as to any other matter which may properly come before this meeting.

The affirmative vote of a plurality of the shares of the Company's Common Stock voting at the Meeting, in person or by proxy, is required for the election of the members of the Board.

      Shares of the Company's Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter, abstentions will be treated as votes cast or shares present and represented.

ELECTION OF DIRECTORS
Proposal 1

Introduction

      Pursuant to Section 50A of Chapter 156B of the Massachusetts General Laws, the Board is currently divided into three (3) classes having staggered terms of three (3) years each. Under Section 50A, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The Board has fixed at two (2) the number of Class III directors to be elected at the Meeting. At the Meeting, the stockholders will be asked to elect Dr. Michael Szycher, Ph.D. and Mr. Jeremiah E. Dorsey as Class III directors to serve in such capacity until the 2008 Annual Meeting and until their successors are duly elected and qualified.

      It is the intention of the persons named in the enclosed proxy to vote to elect the nominees named above, whom are both incumbent directors and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Nominees and Directors

The directors and Nominees of the Company are as follows:

Name	Age	Class	Position(s) Held

Michael Szycher	67	III	Nominee for Director*
			Chairman, Chief Executive Officer and
			Treasurer
Michael L. Barretti	60	II	Director
Michael Adams	49	I	Director and Clerk
Anthony J. Armini	67	I	Director
Jeremiah E. Dorsey	60	III	Nominee for Director*
William J. O'Neill, Jr.	63	II	Director

*	Nominee for election as a director at this Meeting.

There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.


Business Experience

Nominee to Serve as a Director for a Term Expiring At The
2008 Annual Meeting (Class III Director)

      Dr. Szycher, Ph.D., has been Chairman of the Board, Chief Executive Officer and Treasurer of the Company since June 1996. From October 1989 until joining the Company in June 1996, Dr. Szycher served as Chairman of PolyMedica Industries, Inc. ("PMI") and Chief Executive Officer of PMI from November 1990 to June 1996, and as a director of PMI from its inception until June 1996. Dr. Szycher is also a director of Implant Sciences Corporation. Dr. Szycher is a recognized international authority on polyurethanes and blood compatible polymers. Author of over eighty original research articles. Pivotal force in the creation of the Medical Plastics Division of the SPE. He is the Editor of five books, "Biocompatible Polymers, Metals and Composites;" "Synthetic Biomedical Polymers;" "Blood Compatible Materials and Devices: Perspectives Towards the 21st Century;" High Performance Biomaterials: A Comprehensive Guide to Medical/Pharmaceutical Applications;" and "Szycher's Dictionary of Biomaterials and Medical Devices", and the acclaimed "Szycher's Dictionary of Medical Devices". He is also Editor-In-Chief of the quarterly Journal of Biomaterials Applications. Dr. Szycher received a Ph.D. in Cardiac Physiology from Boston University School of Medicine, and an MBA from Suffolk University.

      Mr. Jeremiah E. Dorsey has been a director of CardioTech since May, 2004. Mr. Dorsey retired in 2002. From 1992 to 2002, Mr. Dorsey was President and Chief Operating Officer of The West Company (Lionville, PA), a leading supplier of components to the pharmaceutical, medical device and dental businesses. From 1990 to 1992, Mr. Dorsey was President and Chief Executive Officer of Foster Medical (Waltham, MA), a supplier of hospital equipment. From 1988 to 1990, he was President of Towles Housewares Company (Newburyport, MA), and Vice President and Board Member of J&J Dental Products Company (East Windor, NJ), a world leader in composite materials, dental amalgams, cleaning and polishing products.

Directors for a Term Expiring At The
2007 Annual Meeting (Class II Director)

      Mr. Michael Barretti has been a director of CardioTech since January 1998. Mr. Barretti is the executive in residence and professor of marketing at Suffolk University in Boston. Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996. From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers. From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry. From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid-state laser technologies to the medical field.

      Mr. William J. O'Neill, Jr. has been a director of CardioTech since May 2004. Mr. O'Neill is currently the Dean of the Frank Sawyer School of Management at Suffolk University in Boston, Massachusetts. Prior to this appointment, Mr. O'Neill spent thirty years (1969-1999) with the Polaroid Corporation, where he held the positions of Executive Vice President of the Corporation, President of Corporate Business Development, and Chief Financial Officer. He was also Senior Financial Analyst at Ford Motor Company. Mr. O'Neill was a Trustee at the Dana Farber Cancer Institute, and is currently a member of the Massachusetts Bar Association, a member of the Board of Directors of the Greater Boston Chamber of Commerce, and serves on the Board of Directors of Concord Camera. He earned a BA at Boston College in mathematics, an MBA in finance from Wayne State University, and a JD from Suffolk University Law School.


Directors for a Term Expiring
At The 2006 Annual Meeting (Class I Directors)

      Mr. Michael Adams has been a director of CardioTech since May 1999. He is also the Vice President of PLC Systems, Inc. Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc., ("Assurance Medical"). Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech from June 1998 to May 1999. From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation.

      Dr. Anthony J. Armini has been a director of CardioTech since August 2000. Dr. Armini has been the President, Chief Executive Officer and Chairman of the Board of Directors of Implant Science Corporation since 1984. From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eleven patents, fifteen patents pending and fourteen publications in the field of implant technology. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields.

Certain Relationships and Related Transactions

      The above-named nominees and directors have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, except for the transactions referred to below.

      CardioTech has entered into an employment arrangement with Scott Szycher, the son of Dr. Michael Szycher, our Chairman, President, Chief Executive Officer and Treasurer. Mr. Scott Szycher is the worldwide sales manager for the DermaPhylyx division and is responsible for coordinating the sales and marketing activities of the DermaPhlyx division. Mr. Scott Szycher is paid an annual salary of $65,000 per year.

Director Independence

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of "independence" set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934 and AMEX listing standards. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of the Company's non-management directors qualifies as "independent" under AMEX listing standards.

Committees; Attendance

      Meeting Attendance. During the fiscal year ended March 31, 2005, there were four (4) meetings of the Board. Each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2005. In addition, from time to time, the members of the Board and its committees acted by unanimous written consent pursuant to Massachusetts law.


      Audit Committee. The Board has designated from among its members an Audit Committee, which consisted of Mr. O'Neill (Chairman), Mr. Michael Barretti, and Mr. Anthony Armini. Mr. O'Neill, Mr. Barretti, and Mr. Armini are independent members. Mr. O'Neill meets the requirements to qualify as a financial expert. The Audit Committee has the responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends the independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews the audit reports. The Audit Committee held a meeting each quarter during fiscal 2005. The responsibilities of the Audit Committee are outlined in a written charter, which was included as Appendix A of the Proxy Statement for the 2004 shareholder meeting.

      The Company has adopted a code of ethics that applies to its chief executive officer, chief financial officer, and vice president of finance. The code of ethics is posted on the Company's website, the address of which is www.cardiotech-inc.com. The Company intends to include on its website any amendments to, or waivers from, a provision of its code of ethics that applies to the Company's chief executive officer, chief financial officer, or vice president of finance that relates to any element of the code of ethics definition enumerated in Item 406 of Regulation S-B.

Compensation and Stock Option Committee

      The Compensation and Stock Option Committee, which met three (3) times during fiscal 2005, had three independent members, Mr. Barretti, Mr. Dorsey and Mr. Adams (Chairman). The Compensation and Stock Option Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation and Stock Option Committee administers the 1996 Plan and the 2003 Plan. The Compensation and Stock Option Committee does not have a written charter.

Nominating Committee

      The Nominating Committee, which was established in March 1998 and had one meeting in fiscal 2005, has three independent members, Mr. Dorsey, Mr. Barretti and Mr. Adams. The Nominating Committee nominates individuals to serve on the Board. The Nominating committee does not have a written charter.

Director Nominations

      The nominating committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the committee through current directors, professional search firms, stockholders or other persons. Once the committee has identified a prospective nominee, the committee will evaluate the prospective nominee in the context of the then current constitution of the Board of Directors and will consider a variety of other factors, including the prospective nominee's business, finance and financial reporting experience, and attributes that would be expected to contribute to an effective Board of Directors. The committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The committee does not evaluate stockholder nominees differently than any other nominee.


      Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame identified in our bylaws, a discussion of which appears below on page 13 under the heading "Deadline For Submission of Stockholder Proposals." To be in proper form, the notice must, among other matters, include each nominee's written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are detailed in our bylaws, which were attached as an exhibit to our Report on Form 10 filed on May 10, 1996. A copy of our bylaws will be provided upon written request.

Meetings of Non-Management Directors

The non-management members of the Board regularly meet, without any members of management present, at each scheduled Board of Directors meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. In addition, under Section 16(a), trusts for which a reporting person is a trustee and a beneficiary (or for which a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to ownership of the Common Stock and other equity securities of the Company. Such reporting persons are required by rules of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that during the year ended March 31, 2005, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

Directors' Compensation

      CardioTech's policy is to pay $750 per diem compensation to non-employee members of the Board for attendance at Board meetings, and $1,500 per diem to Committee Chairmen. The chairman of the Audit Committee will also receive $1,500 for each special meeting with CardioTech's Principal Accountants. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board.

      Directors are eligible to participate in the 1996 and 2003 Plans. In fiscal 2004, CardioTech granted each director an option to purchase 10,000 shares of the Company's Common Stock and additional 2,500 shares to chairmen of committees. In fiscal 2005, CardioTech granted the chairman of the Audit Committee an option to purchase 50,000 shares and granted each director an option to purchase 30,000 shares. Additionally, in fiscal 2005, one Board member elected to receive stock options to purchase 5,000 shares for each Board meeting attended in fiscal 2005 in lieu of per diem compensation.


MANAGEMENT

The following table contains the names, positions and ages of the officers of the Company who are not directors:

Name	Age	Position(s) Held

Leslie M. Taeger	55	Chief Financial Officer
Thomas Lovett	50	Vice President of Finance
Jill Knudsen	35	General Manager of Catheter and Disposables Technology

      Mr. Taeger became Chief Financial Officer of the Company in February 2004, and has been Chief Financial Officer of Gish since September 2000. Prior to joining Gish, Mr. Taeger was employed for more than five years as Chief Financial Officer of Cartwright Electronics, Inc., a division of Meggitt, PLC. Mr. Taeger is a CPA in the state of California and received a BA in Accounting from California State University at Fullerton.

      Mr. Tom Lovett has been the Corporate Controller of CardioTech since August 2000 and Vice President of Finance since May 2003. From 1992 until joining CardioTech, Mr. Lovett served in the capacities of Controller and Cost Accounting Manager at Cynosure, Inc. Additionally, Mr. Lovett served in a number of capacities, including Cost Accounting Manager, for Candela Laser Company from 1983 to 1992. Mr. Lovett holds a BS degree in Accounting from Northeastern University.

      Ms. Knudson has been the General Manager of Catheter and Disposables Technology since December 2004. Ms. Knudson joined CDT in May 2003 as Director of Operations and held that position until becoming General Manager. Prior to joining CDT, Ms. Knudson was employed in a variety of positions, including Quality Engineering Manager, with Boston Scientific and Uroplasty. Ms. Knudson received a BS in microbiology from Mankato State University.

EXECUTIVE COMPENSATION

      Summary Compensation Table: The following table sets forth the aggregate compensation for services rendered in all capacities during the fiscal years ended March 31, 2005, 2004, and 2003 of all persons serving as Chief Executive Officer and all other executive officers whose salary and bonus exceed $100,000 (the "Named Executive Officers"):

	Annual Compensation			Long-Term Compensation

				Restricted	Securities
Name and Principal				Stock	Underlying	All Other
Position	Year	Salary	Bonus	Award	Options (#)	Compensation(1)

Michael Szycher, Ph.D, MBA	2005	$325,000			600,000	$4,797
Chairman, CEO and Treasurer	2004	$325,000		$55,200	1,017,330	$8,092
	2003	$325,000				$2,955

Douglas E. Whittaker*	2005	$148,870			120,000	$ 250
Former President of Gish	2004	$147,239			150,000	$ 250
	2003	$131,060				$ 250

Leslie M. Taeger	2005	$144,527			150,000	$ 250
CFO	2004	$143,507	$15,000		100,000	$ 250
	2003	$150,470	$50,000			$ 250

Thomas F. Lovett	2005	$ 95,000			100,000	$5,451
Vice President of Finance	2004	$ 92,000		$18,400	100,000	$ 353
	2003	(2)				$1,776

(footnotes on following page)


(1)

Includes premiums paid by the Company for long-term disability insurance and term life insurance. Premiums paid in fiscal 2005, 2004 and 2003 for short and long-term disability insurance and life insurance, respectively, were $1,284, $885 and $960 for Dr. Szycher. Personal use of leased car for Dr. Szycher was $3,510, $6,247 and $1,737 respectively.

(2)	Less than 100,000 Annual.

*	Mr. Whittaker resigned his position with the Company effective June 28, 2005.
_____________________________

      The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Michael Szycher, pursuant to which said individual serves as Chief Executive Officer of the Company. Pursuant to the terms of the Employment Agreement, Dr. Szycher is to receive an annual base salary of Three Hundred and Twenty Five Thousand ($325,000) dollars. Dr. Szycher's salary will be reviewed annually by the Compensation and Stock Option Committee. Additionally, Dr. Szycher may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation and Stock Option Committee of the Board.

      The term of the Employment Agreement by and between the Company and Dr. Szycher is set to expire on December 31, 2007. After such time, the term of the Employment Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Dr. Szycher remains employed by the Company. Dr. Szycher and CardioTech each have the right to terminate the Employment Agreement at any time, with or without cause (as defined in the Employment Agreement), upon thirty (30) days prior written notice. In the event that CardioTech terminates the applicable Employment Agreement without cause, or Dr. Szycher terminates his employment for good reason following a change in control (as such terms are defined in the Employment Agreement) or CardioTech fails to renew the Employment Agreement within two (2) years following the occurrence of a change in control, Dr. Szycher will be entitled to receive severance equal to 2.99 times his annual base salary at termination. In such event, Dr. Szycher will be bound by a noncompete covenant for one (1) year following termination of his employment.

The following table sets forth information regarding each stock option granted during the fiscal year ended March 31, 2005 to each of the named executive officers.

Option Grants in Last Fiscal Year

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise
	Options	Employees in	Price Per	Expiration
Name	Granted(1)	Fiscal Year	Share	Date

Michael Szycher, Ph.D.(1)	250,000	12.1%	$5.15	3/31/2014
Michael Szycher, Ph.D.(1)	350,000	16.9%	$2.60	2/13/2015
Douglas E. Whittaker	120,000	5.8%	$2.60	2/13/2015
Leslie M. Taeger	100,000	4.8%	$4.19	6/30/2014
Leslie M. Taeger	150,000	7.2%	$2.60	2/13/2015
Thomas F. Lovett	100,000	4.8%	$2.60	2/13/2015

(1)

The Company granted options to purchase 2,073,500 shares of Common Stock to employees and consultants in the fiscal year ended March 31, 2005. All options were granted at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, determined by the closing price on the American Stock Exchange on the trading day immediately preceding the grant date. Options vested on the date of grant and normally expire ten years from the date of the grant.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides information regarding the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by each of the named executive officers as of March 31, 2005 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

	Underlying Unexercised		Value of the Unexercised in
	Options/SARs at		the Money Options/SARs at
	Fiscal Year-End 2005		Fiscal Year-End(1)		Shares
					Aquired on	Value
Name	Exercisable	Unexercisable	Exercisable	Unexercisable	Exercise(#)	Realized

Michael Szycher, Ph.D.	3,230,743		$1,667,316
Douglas E. Whittaker	270,000
Leslie M. Taeger	350,000
Thomas Lovett	335,000		$ 68,438

(1)

The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Common Stock of $1.90, the closing sale price per share of the Common Stock as reported on the American Stock Exchange for March 31, 2005.

Long-Term Incentive and Pension Plans

      The Company has several Salary Reduction Profit Sharing Plans ("the Plans"), established under Section 401(k) of the Internal Revenue Code, in which all employees are eligible to participate. Total Company contribution to the Plans was $27,000 in the 2005 fiscal year.

Employment Contracts, Terminations of Employment and Change in Control Arrangements

      The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Michael Szycher, pursuant to which said individual serves as Chief Executive Officer of the Company. The Employment Agreement is further described in the Executive Compensation section of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2005, other than Dr. Szycher, no executive officer of the Company served as a member of the Board of Directors or compensation and stock option committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board or Compensation and Stock Option Committee.

Indemnification of Directors and Officers

Indemnification under CardioTech's Certificate of Incorporation and By-laws and Massachusetts Law: Massachusetts General Corporation law provides for the indemnification of directors and officers under certain conditions. CardioTech's certificate of incorporation provides for the indemnification of directors or officers, in accordance with the by-laws, to the fullest extent permitted by the Massachusetts General Corporation Law. CardioTech's by-laws also provides that CardioTech shall indemnify and hold harmless, to the fullest extent permitted by law, any person made or threatened to be made a party to any legal action by reason of the fact such person is or was a director, officer, employee or other corporate agent of CardioTech or any subsidiary or constituent corporation or served any other enterprise at the request of CardioTech, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action.


CardioTech Directors and Officer Insurance

The directors and officers of CardioTech are insured under a policy of directors' and officers' insurance.

Audit Committee Report

The Board of Directors appoints an Audit Committee each year to review the Company's financial matters. The members of the Audit Committee are William O'Neill, Jr., Michael Barretti and Anthony Armini. Each member of the Company's Audit Committee meets the independence requirements set by the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Mr. O'Neill meets the requirements to qualify as a financial expert. The Audit Committee operates under a written charter adopted by the Board of Directors, which was included as Appendix A of the Proxy Statement for the 2004 annual meeting.

      The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee meets with the Company's Independent Registered Public Accountant and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company's Independent Registered Public Accountant. The Audit Committee held a meeting each quarter during fiscal 2005. The Audit Committee members reviewed and discussed the audited financial statements for the fiscal year ending March 31, 2005 with management. The Audit Committee also discussed all the matters required to be discussed by Statement of Auditing Standard No. 61 with the Company's independent auditors, Ernst & Young LLP. The Audit Committee received the written disclosures and the letter from Ernst & Young LLP as required by Independence Standards Board Standard No. 1 and has discussed the independence of Ernst & Young LLP with representatives of such firm.

      Based on their review and the discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB filed with the SEC.

Audit Committee

William O'Neill, Jr.
Michael Barretti
Anthony Armini

Recommendation of Board of Directors

The Board of Directors unanimously recommends a vote for the election of Dr. Szycher and Mr. Dorsey as Class III directors.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The following is a summary of the fees billed to the Company by the principal accountant, Ernst & Young LLP for professional services rendered for the fiscal years ended March 31, 2005 and 2004. The Audit Committee considered and discussed with Ernst & Young LLP the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company's auditor.

Fee Category	2005	2004

Audit Fees	$247,000	$ 239,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$247,000	$239,000

      Audit Fees. This category consists of fees billed for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports, services that are primarily related to other regulatory filings, and other professional services provided in connection with regulatory filings.

      Audit-Related Fees. This category consists of fees billed for assurance and related services related to the performance of the audit or review of our financial statements and are not otherwise reported under "Audit Fees".

      Tax Fees. This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions.

Audit Committee Pre-approval Policies and Procedures

      In addition to approving the engagement of the Principal Accountant to audit the Company's consolidated financial statements, it is the policy of the Committee to approve all use of the Company's Principal Accountant for non-audit services prior to any such engagement. To minimize relationships that could appear to impair objectivity of the Principal Accountant, it is the policy of the Committee to restrict the non-audit services that may be provided to the Company by the Company's Principal Accountant primarily to services that clearly would not compromise the independence of the auditor.

OTHER INFORMATION

Proxy Solicitation

      All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone.

Other Business

      The Board knows of no other matter to be presented at the meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

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Principal Stockholders

      The following table sets forth the beneficial ownership of shares of our common stock, as of June 30, 2005, of (i) each person known by us to beneficially own five percent (5%) or more of such shares; (ii) each of our directors, executive officers, and significant employees named in the Summary Compensation Table; and (iii) all of our current executive officers, directors, and significant employees as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold investment and voting power.

      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within 60 days of June 30, 2005. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

      The percentage of beneficial ownership for the following table is based on 19,257,189 shares of CardioTech common stock outstanding as of June 30, 2005. Unless otherwise indicated, the address for each listed stockholder is: c/o CardioTech International, Inc., 229 Andover Street, Wilmington, MA 01887. To CardioTech's knowledge, except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

Name and	Common Stock	Percentage of
Address of	Beneficially	Outstanding
Beneficial Owner**	Owned	Shares

Michael Szycher(1)	3,608,466	16.0%
Michael Barretti(2)	290,833	1.5%
Michael Adams(3)	242,589	1.2%
Anthony Armini(4)	143,520	0.7%
William O'Neill(5)	80,000	0.4%
Jermiah Dorsey(6)	50,000	0.2%
Leslie M. Taeger(7)	376,844	1.9%
Thomas F. Lovett(8)	355,000	1.8%
All executive officers and directors as a group
(8 persons)(9)	5,147,252	20.9%

(1)	Includes 3,230,743 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(2)	Includes 274,783 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(3)	Includes 242,589 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(4)	Includes 137,520 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(footnotes continued on following page)

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(5) Includes 80,000 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(6) Includes 50,000 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(7) Includes 350,000 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(8) Includes 335,000 shares of common stock, which may be purchased within 60 days of June 30, 2005 upon the exercise of stock options and/or warrants.

(9) See footnotes (1) through (8).
_____________________________

Information Concerning Auditors

      Based upon the recommendation of its Audit Committee, the Board had selected the firm of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending March 31, 2005. At this time, the Audit Committee did not make a recommendation for the auditors for fiscal year ending March 31, 2006. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire.

Deadline For Submission of Stockholder Proposals

      Stockholders may present proposals for inclusion in the 2006 Proxy Statement provided that such proposals are received by the Clerk of the Company no later than April 7, 2006, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

Additional Information

      Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2005. The Annual Report on Form 10-KSB constitutes the Company's Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934. Exhibits as referenced in Part IV, Item 13 of the Annual Report on Form 10-KSB, are not included in the Annual Report furnished to it's stockholders but can be requested by contacting Tom Lovett, Vice President of Finance, CardioTech International, Inc. (978) 657-0075 (subject to payment of a specific fee).

Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dr. Michael Szycher, Chief Executive Officer of the Company, at (978) 657-0075.

Other Information

      Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual Director at 229 Andover Street, Wilmington, MA 01887. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual Director, as appropriate, depending on the facts and circumstances outlined in the communications received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

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CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, Massachusetts 01887
(978) 657-0075

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Michael Szycher and Michael Adams, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of CardioTech International, Inc. held of record by the undersigned on August 1, 2005 at the Annual Meeting of Stockholders to be held on September 29, 2005, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

The Board of Directors recommends a vote for Proposals 1.

[X]	Please mark votes as in this example.

1.	Election of Director

Nominee: Dr. Michael Szycher, Ph.D.

	FOR	WITHHELD
	[ ]	[ ]

Nominee: Jeremiah E. Dorsey

	FOR	WITHHELD
	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

Mark Here for Address Change and Note at Left [ ]

Signature____________________________________ Date ______________

Signature____________________________________ Date ______________

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.

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